Exhibit 10.5

This Warrant has not been registered under the Securities Act of 1993, as amended, or any applicable state securities laws, and may not be sold or transferred unless such sale or transfer is in accordance with the registration requirements of such Act and applicable laws or some other exemption from the registration requirements of such Act and applicable laws is available with respect thereto.

                          APPLIED NEUROSOLUTIONS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. ANS-A-15                                   Number of Shares: 37,500

                           Void after November 4, 2009

     1. Issuance. This Warrant is issued to Richard Stone by Applied NeuroSolutions, Inc., a Delaware corporation (the "Company").

2. Number of Shares; Purchase Price. Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the office of the Company, 50 Lakeview Parkway, Suite 111, Vernon Hills, IL 60061, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company, 37,500 fully paid and nonassessable shares of Common Stock, $0.0025 par value, of the Company (the "Common Stock"). The purchase price per share (the "Purchase Price") shall equal $0.25. Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, (iii) through delivery by the Holder to the Company of other securities issued by the Company, with such securities being credited against the Purchase Price in an amount equal to the Fair Market Value (as defined herein), or (iv) by any combination of the foregoing. The Board of Directors of the Company (the "Board") shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of any securities the Holder may wish to deliver to the Company pursuant to clause (iii) above.

     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant, or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                 X = Y ( A - B )
                                     -----------
                                          A

where X = the number of shares to be issued to the Holder pursuant to this
Section 4.

         Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

         A = the Fair Market Value of one share of Common Stock (defined herein), as at the time the net issue election is made pursuant to this Section 4.

         B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.

For purposes of Sections 3 and 4, the "Fair Market Value" of a security of the Company as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net issue election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net issue election; and (iii) if there is no active public market, the Fair Market Value shall be determined in good faith by the Board; provided, however, that, if the Warrant is being exercised upon the closing of the Company's initial public offering, the Fair Market Value of the securities to be sold in the initial public offering will be the initial "Price to Public" of such securities specified in the final prospectus with respect to such offering. The Board shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of the Company's securities.

     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6. Issuance Date. The person or persons in whose name, or name, any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     7. Expiration Date; Automatic Exercise. This Warrant shall expire at the close of business on the date five years after issuance, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise and conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all preemptive rights, taxes, liens and charges with respect to the issuance thereof. The Company covenants that the issuance of this Warrant shall constitute full authority to its officers to execute and issue the Common Stock upon exercise of this Warrant.

     9. Stock Dividends. If the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     10. Mergers and Reclassifications. If there shall be any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase at a total price not to exceed that payable upon exercise of the Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. The Company will not, by amendment to its Certificate of Incorporation or through any reorganization, recapitalization or other voluntary action, avoid or seek to avoid the observance hereof but will at all times in good faith assist in carrying out the provisions hereof in order to protect the rights of the Holder against impairment.

     11. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

     13. Notices of Record Date. Etc. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

                  (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

     14. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of Warrants representing at least two-thirds of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

     15. Warrant Register; Transfers, Etc.

                  A. The Company will maintain a register containing the names and addresses of the registered holders of the Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting, such change. Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at its address as shown on the warrant register.

                  B. Subject to compliance with applicable federal and securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

                  C. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstance of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company. Issuance of Common Stock upon exercise of this Warrant and all transfers of this Warrant shall be made without charge to the Holder.

                  D. Except as otherwise provided in this Section 16, the Company will not seek reimbursement from the Holder for any costs associated with the issuance of any shares of Common Stock upon the exercise of this Warrant or any permitted transfers of this Warrant by Holder.

     16. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to promote the rights of the Holder.

     17. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     18. Successors and Assigns. This Warrant shall be binding upon the Company's successors and permitted assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns. The obligations of the Company hereunder shall not be assigned by the Company without the prior written consent of the Holder.

     19. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Illinois, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.


Dated: As of
            -------------------------------


                                       APPLIED NEUROSOLUTIONS, INC.


                                       By:  ____________________________________
                                            Name:    David Ellison
                                            Title:   Chief Financial Officer

                                  Subscription


To:                                         Date
    ---------------------------------           --------------------------------

     The undersigned hereby subscribes for ________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Name for Registration


                                           -------------------------------------
                                           Mailing Address



                            Net Issue Election Notice


To:                                         Date
    ---------------------------------           --------------------------------

         The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Name for Registration


                                           -------------------------------------
                                           Mailing Address

                                   Assignment


For value received ________________________ hereby sells, assigns and transfers unto ___________________________________________________________________________
                [Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint _________

_______________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated:
       ------------------------------


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In the Presence of:


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